UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report Pursuant to
Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 14, 2013

Date of Report (Date of earliest event reported)

YOUNG INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)
MISSOURI
(State or other jurisdiction of incorporation)

000-23213	43-1718931
(Commission File Number)	(I.R.S. Employer Identification Number)

13705 Shoreline Court East, Earth City, Missouri	63045
(Address of principal executive offices)	(Zip Code)
(314) 344-0010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 14, 2013, Young Innovations, Inc. (“the Company”) issued a press release announcing the expiration of the “go-shop” period under the previously announced Agreement and Plan of Merger, dated as of December 3, 2012 (the “Merger Agreement”), which provides for the acquisition of the Company by an affiliate of Linden Capital Partners (the “Merger”).

Under the Merger Agreement, the Company was permitted until 11:59 p.m. (CST) on January 12th (the “go-shop period”) to, directly or indirectly, (i) solicit, initiate, facilitate or encourage any inquiries regarding, or the making of any proposal or offer that constitutes, a proposal to acquire the Company, including by way of providing access to the officers, directors, employees, agents, properties, books and records of the Company and its subsidiaries and access to nonpublic information and (ii) continue, enter into and maintain discussions or negotiations with respect to an acquisition proposal or other proposals that could lead to acquisition proposals or otherwise cooperate with or assist or participate in, or facilitate any such discussions or negotiations. The Company’s board of directors instructed Robert W. Baird & Co. Incorporated (“Baird”) to develop a comprehensive process to seek alternative bids for the Company during the go-shop period.  Baird, based on its knowledge of the industry and its prior work with the Company, contacted 62 potential financial buyers and 28 potential strategic buyers during the go-shop period.

Of the 62 potential financial buyers contacted during the go-shop period, 10 executed confidentiality agreements. Each party was granted access to the Company’s due diligence materials through an online data room and representatives from Baird held discussions with each party. These discussions did not result in any proposal regarding a possible acquisition of the Company being submitted as of the expiration of the go-shop period.

Of the 28 potential strategic buyers contacted during the go-shop period, three executed confidentiality agreements.  Each party was granted access to the Company’s due diligence materials through an online data room and representatives from Baird held discussions with each party. These discussions did not result in any proposal regarding a possible acquisition of the Company being submitted as of the expiration of the go-shop period.

As of the expiration of the go-shop period, the Company did not receive any alternative acquisition proposals.

The Company also announced that starting at 12:00 a.m. (CST) on January 13, 2013, the Company became subject to customary “no-shop” provisions that limit its ability to solicit alternative acquisition proposals from third parties or to provide confidential information to third parties, subject to a ‘‘fiduciary out’’ provision that allows the Company to provide information and participate in discussions with respect to certain unsolicited written takeover proposals and to terminate the merger agreement and enter into an acquisition agreement with respect to a superior proposal in compliance with the terms of the Merger Agreement.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

We caution you that this document may contain disclosures that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the Company and the Merger. Forward-looking statements include statements in which we use words such as “expect,” “believe,” “anticipate,” “intend,” or similar expressions. These forward-looking statements are based upon information presently available to the Company’s management and are inherently subjective, uncertain and subject to change, due to any number of risks and uncertainties. Factors that could cause events not to occur as expressed in the forward-looking statements in this document include, but are not limited to, uncertainties as to the timing of the Merger, including delays; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted with respect to the Merger; and the inability to complete the Merger due to the failure to obtain shareholder approval or the failure to satisfy other closing conditions, as well as other risk factors detailed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, on March 15, 2012 under the captions “Forward Looking Statements” and “Risk Factors” and otherwise in the Company’s reports and filings with the Securities and Exchange Commission. Many of these factors are beyond the Company’s ability to control or predict. You should not place undue reliance on any forward-looking statements, since those statements speak only as of the date that they are made. The Company assumes no obligation to update, revise or correct any forward-looking statements after the date of this document or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise, except as otherwise may be required by law.

Additional Information about the Merger and Where to Find It

This document may be deemed to be solicitation material with respect to the Merger. In connection with the Merger, the Company has filed a Definitive Proxy Statement on Schedule 14A with the SEC on January 3, 2013, which it has mailed, together with a form of proxy, on or about January 4, 2013 to its shareholders of record as of the close of business on January 2, 2013. Young may also file or furnish with or to the SEC other relevant materials related to the Merger. THE COMPANY’S INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED OR FURNISHED WITH OR TO THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER. The proxy statement and any and all documents filed or furnished by the Company with or to the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, the Company’s investors and security holders may obtain free copies of the documents filed or furnished by the Company with or to the SEC by directing a written request to Young Innovations, Inc., Investor Relations, 500 North Michigan Avenue, Suite 2204, Chicago, Illinois 60611, (312) 644-6400.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Company with respect to the special meeting of shareholders that will be held to consider the Merger. Information about those executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the Company’s Definitive Proxy Statement on Schedule 14A relating to its 2012 Annual Meeting of Shareholders, which was filed with the SEC on April 5, 2012, and is supplemented by other public filings made, and to be made, with the SEC by the Company. Information regarding the direct and indirect interests of the Company, its executive officers and directors and other participants in the solicitation, which may, in some cases, be different from those of the Company’s security holders generally, is set forth in the Definitive Proxy Statement on Schedule 14A relating to the Merger that was filed with the SEC on January 3, 2013.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Young Innovations, Inc., dated January 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNG INNOVATIONS, INC.
By:	/s/ Arthur L. Herbst, Jr.
Arthur L. Herbst, Jr.
President and Chief Financial Officer

Dated:  January 14, 2013